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                                                                Exhibit 10.36

                      SECOND AMENDMENT TO LOAN AGREEMENT

                                                   [$18,000,000]

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment"), is dated as of November 20, 1996 by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Lender"), and BRE PROPERTIES, INC., a Maryland corporation ("Borrower"), as ultimate successor-in-interest by merger to Real Estate Investment Trust of California, a California real estate investment trust ("Original Borrower").

                                   RECITALS:

     A. Lender has made a loan (the "Loan") to Original Borrower in the original principal amount of $18,000,000, which loan is governed by that certain Loan Agreement dated as of July 7, 1995 by and between Original Borrower and Lender, as amended by that certain First Amendment to Loan Agreement dated as of April 30, 1996 (collectively, the "Loan Agreement"), and evidenced by that certain Promissory Note dated as of July 7, 1995 executed by Original Borrower in favor of Lender (the "Note").

     B. Pursuant to a series of mergers, Original Borrower merged into Real Estate Investment Trust of Maryland, a Maryland real estate investment trust, which in turn merged into BRE Properties Inc., a Delaware corporation, which in turn merged into Borrower (which was then and formerly known as BRE Maryland, Inc., a Maryland corporation).

     C. Pursuant to the terms of that certain Assumption Agreement dated as of April 30, 1996 by and between Borrower and Lender, Borrower absolutely and irrevocably assumed the Loan, the Loan Agreement, the Note and the other Loan Documents and the obligations of Original Borrower thereunder.

     D. Borrower and Lender have agreed to modify and amend the Loan Agreement as provided herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                                   AGREEMENT:

1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined, shall have the meanings given thereto in the Loan Agreement.

2. AMENDMENTS TO LOAN AGREEMENT. Borrower and Lender agree that the Loan Agreement shall be amended as provided in this Paragraph 2.

     2.1. Section 1.1 of the Loan Agreement shall be amended by replacing the definition of Bank of America Line of Credit, in its entirety, with the following revised definition therefor:

               "BANK OF AMERICA LINE OF CREDIT" means that certain unsecured line of credit in the maximum amount of $120,000,000 provided to Borrower by Bank of America, NT&SA.

     2.2. A new Section 5.14 of the Loan Agreement shall be added thereto and shall provide, in its entirety, as follows:

               5.14 S&P RATING.

               Borrower will use its best efforts to obtain on or before December 31, 1997, and shall thereafter always maintain in effect, an investment grade rating for the long-term unsecured debt of Borrower from Standard & Poor's Rating Group or Moody Investor

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          Services. Borrower shall pay all of the fees, costs and expenses incurred in connection with obtaining and maintaining such rating.

     2.3. On and after the occurrence of the Unsecured Conversion as described in Paragraph 3 below, (i) any Secured Facilities or Core Secured Facilities shall thereafter constitute Facilities under the Loan Agreement, and (ii) any provision of the Loan Agreement which is made subject to any term or provision contained in any of the Deeds of Trust shall be disregarded.

     3. Borrower and Lender understand, acknowledge and agree that for the purposes of Section 9.2.C of the Loan Agreement, Lender has agreed to accept in satisfaction thereof, a rating of BBB+ from Duff & Phelps and that therefore, Borrower has satisfied the conditions precedent set forth in
Section 9.2 of the Loan Agreement and immediately prior to the execution and delivery of this Amendment, Lender has reconveyed the Secured Facilities as collateral for the Loan, thereby converting the Loan from a fully recourse secured Loan into a fully recourse unsecured Loan (an "Unsecured
Conversion") in accordance with the terms of Section 9.2 of the Loan Agreement. Borrower hereby (i) reaffirms its understandings, agreements and acknowledgments set forth in Sections 9.3 and 9.4 of the Loan Agreement, (ii) agrees that such Unsecured Conversion shall not impair, reduce, satisfy, or otherwise limit any of Borrower's obligations under the Loan Documents and/or any of Lender's rights or remedies with respect thereto, and all such obligations, rights and remedies shall remain in full force and effect, and
(iii) as of the execution and delivery hereof, the Loan shall be an unsecured Loan and the California one-action and antideficiency laws relating to real property secured transactions (including, without limitation, Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure) shall not apply to the Loan or be available to Borrower as a defense or right with respect to the Loan or with respect to an Unsecured Conversion of the Loan.

     4. REPRESENTATIONS AND WARRANTIES. Borrower makes the following representations and warranties to Lender all of which are material and are made to induce Lender to enter into this Amendment.

          4.1. All representations and warranties in the Loan Documents were true, accurate and complete in every material respect as of the date made and are true, accurate and complete in every respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

          4.2. Borrower has full power, legal capacity and authority to execute and deliver this Amendment.

          4.3. This Amendment has been duly authorized, executed and delivered by Borrower.

5. NO OTHER MODIFICATIONS. Except as provided herein, the Loan Agreement shall remain unchanged and in full force and effect.

6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

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         7.  SEVERABILITY.  If any term, provision, covenant or condition of this Amendment or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions hereof and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

         8. SUCCESSOR AND ASSIGNS. The provisions of this Amendment shall be binding upon and inure solely to the benefit of Lender and Borrower, and their respective heirs, legal representatives, successors and assigns.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.




                                       3
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          IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed as of the day and year first above written.

                                  BORROWER:

                                  BRE PROPERTIES, INC., a Maryland corporation


                                  By:    _____________________________________
                                  Name:  _____________________________________
                                  Title: _____________________________________



                                  By:    _____________________________________
                                  Name:  _____________________________________
                                  Title: _____________________________________





                                  LENDER:

                                  THE PRUDENTIAL INSURANCE COMPANY
                                  OF AMERICA


                                  By:    _____________________________________
                                  Its:   _____________________________________